Related Party Transactions	12 Months Ended
Oct. 31, 2013
Related Party Transactions [Abstract]
Related Party Transactions Disclosure [Text Block]
5.	Related Party Transactions

The Company issued an $180,155 unsecured promissory note to Intercarbo AG on February 13, 2012. Additional unsecured promissory notes in the amounts of $52,000 and $170,000 were issued on April 30, 2012 and July 16, 2012, respectively. The notes were non-interest bearing and pursuant to their terms were to be repaid promptly after the consummation of the Public Offering. On December 24, 2012, the Company repaid $387,155 representing the aggregate balance outstanding. Intercarbo AG is an affiliate of Mr. Taras Vazhnov, a director of the Company.

The Company agreed to pay to CIS Acquisition Holding Co. Ltd., an affiliate of Anatoly Danilitskiy, our Chairman and Chief Executive Officer, and Taras Vazhnov, our director, a total of $7,500 per month for office space, administrative services and secretarial support for a period commencing on December 18, 2012 and ending on the earlier of the consummation of an Acquisition Transaction or the Company’s liquidation. Such fees have been paid as incurred only out of interest earned on the trust account or assets not held in trust, if any. If there are insufficient funds from interest earned on the trust account or from assets not held in trust, then the obligation to CIS Acquisition Holding Co. Ltd. will be accrued and not paid. During the year ending October 31, 2013, for the period February 24, 2011(inception) through October 31, 2012 and for the period February 24, 2011(inception) through October 31, 2013, the Company has incurred $75,000, $0 and $75,000, respectively, for these office space expenses to CIS Acquisition Holding Co. Ltd.